AXIS Capital J.P. Morgan Insurance Conference 2011 New York, NY Albert Benchimol, CFO March 29, 2011 Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,”
“believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
•
The occurrence and magnitude of natural and man-made disasters,
•
Actual claims exceeding our loss reserves,
•
General economic, capital and credit market conditions,
•
The failure of any of the loss limitation methods we employ,
•
The effects of emerging claims and coverage issues,
•
The failure of our cedants to adequately evaluate risks,
•
Inability to obtain additional capital on favorable terms, or at all,
•
The loss of one or more key executives,
•
A decline in our ratings with rating agencies,
•
Loss of business provided to us by our major brokers,
•
Changes in accounting policies or practices,
•
Changes in governmental regulations,
•
Increased competition,
•
Changes in the political environment of certain countries in which we operate or underwrite business, and
•
Fluctuations in interest rates, credit spreads, equity prices and/or currency values.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

49%
51%
Insurance
Reinsurance

16%
27%
57%
Short/Medium Tail
Medium/Long Tail
Long Tail

3 3
AXIS – Who we Are
Bermuda-domiciled Specialty Insurer and Reinsurer
Founded 2001; IPO – 2003; $4.4 Bn market value
(1)
at 3/23/2011
$3.75 Bn GWP in 2010
Underwriting-led, Diversified Specialty Insurer and Reinsurer with Strong Risk
Management Culture
Strong Balance Sheet Multi-Platform Approach
Well Diversified
Portfolio
$5.6 Bn of shareholders’ equity
as at December 31, 2010.  Total
capital of $6.6 Bn
Financial Strength Ratings of
A+ (S&P), A2 (Moody’s) and A
(AM Best)
Diluted BVPS 13.4% CAGR
since 6/30/2003 (IPO)
31 offices in 9 countries,
including Bermuda, U.S., Europe,
Singapore, Canada and Australia
Risk-bearing platforms in U.S.,
Bermuda and Europe, with
international branches
Approximately 1,000 employees
Insurance and Reinsurance
Focus on Specialty Lines
(1)  Based on fully diluted shares outstanding.

$2,500
$2,000
$1,500
$1,000
$500
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
Other
Liability
Professional lines
Credit and political risk
Aviation
Terrorism
Marine
Property

4 4 AXIS Insurance Development of AXIS Insurance GPW ($ in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
Other
Engineering
Liability
Motor
Credit and bond
Professional lines
Property
Catastrophe

5 5 AXIS Reinsurance Development of AXIS Reinsurance GPW ($ in millions)

$50
$45
$40
$35
$30
$25
$20
$15
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10

6 6
AXIS Performance –
Share Price to Fully Diluted Book Value
AXS Share Price Diluted Book Value (1) Total Value Creation (2)
(1)  Diluted book value per share calculated using Treasury stock method.  Note 6/30/03 diluted book value per share is pro forma for AXIS Capital IPO.
(2)  Total value creation calculated as change in diluted book value per share and cumulative declared dividends.
Book value per share
(1)
CAGR since 6/30/03 (IPO) 13.4%
Total value creation per share
(2)
CAGR since 6/30/03 (IPO) 15.2%

Key Highlights
2010 Financial Results
GPW Growth 4.6%
Combined Ratio 88.7%
Operating ROACE 12.4%
Diluted Book Value per Share Growth 17.0%
Total Value Creation
(1)
19.6%
2010 combined ratio of 88.7% includes 8.6 points of catastrophes
(2)
and
10.6 points of favorable prior year reserve development.  Accident year combined ratio of 99.3%
Significant investments in infrastructure, geography and product to prepare for market turn
Returned $820 million to common shareholders through share repurchases and dividends
(1) 2010 Total Value Creation = 2010 change in diluted book value per share and cumulative declared dividends
(2) Chile and New Zealand earthquakes.

8 8
Superior Balance Sheet Strength
High Quality, Liquid and Conservative Balance Sheet
High-quality
Investments
Prudent Approach to
Reserving
Superior Capitalization
Total Investments and Cash
of $12.6 Bn of which:
- $11.4 Bn, or 90%, is
investment-grade fixed
income securities and cash
- Average FI and Cash rating
of AA
“Risk Assets” of $1.2Bn, or
10% of total investments and
cash
- Includes below investment-
grade bonds, RMBS and
CMBS, CLO’s, equities and
hedge funds
($ millions)
Common  Equity $5,125 77%
Preferred Equity 500 8%
Total Equity 5,625 85%
Debt 994 15%
Total Capitalization 6,619 100%
Gross Net
Reserves Reserves
($ millions) ($ millions)
Case $2,097 30% $1,666 30%
IBNR 4,935 70% 3,826 70%
Total $7,032 100% $5,492 100%
Gross Net
Short / Medium 30% 33%
Medium / Long 38% 37%
Long 32% 30%

9 9
AXIS Estimates of Loss from Q1 2011 Events
AXIS Group
Net Loss
Estimates
(1)
Industry
Loss
Estimates Comments
Christchurch,
NZ Earthquake
$185-$215M $8-$12 Bn • Assumes total loss to vast
majority of exposed
reinsurance treaties
• Insurance segment net loss
not to exceed $20 million
Australia Q1
Loss Events
$90-$100M >$6 Bn
Tohoku Japan
Earthquake
< 1.3% of
Industry Loss for
AXIS Re;
not to exceed
$25M for AXIS
Insurance
$12-$30 Bn • Too early for reliable
industry loss estimates
• Insurance segment net
retention under reinsurance
programs is $25M
(1)  Loss estimates are pre-tax and net of reinsurance recoveries and reinstatement premiums

10 10
AXIS Re Japan EQ Market Share Analysis
AXIS Re Net PML Curves - % Share of Industry Loss - Japan EQ
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
0 10 20 30 40 50 60
Industry Loss (US$ Billions)
95% Confidence Interval Mean Market Share 5% Confidence Interval

Top 15 Market Losses since 2001

Estimated Total
Insured
Losses
($ in billions)
AXIS Net Loss
($ in millions)
AXIS Estimated
Share of
Insured
Losses
1 Hurricane Katrina 2005 $65 $818M 1.3%
2 Tohoku Japan EQ* 2011 25
(1)
N/A <1.3%
3 Hurricane Ike 2008 20 395 2.0%
4 Hurricane Wilma 2005 13.5 225 1.7%
5 Hurricane Charley 2004 12.5 109 0.1%
6 Hurricane Ivan 2004 11.5 52 0.5%
7 Christchurch, NZ Earthquake* 2011 10 185-215 2.0%
(2)
8 Hurricane Rita 2005 10 162 1.6%
9 Chile Earthquake 2010 8 118 1.5%
10 Hurricane Gustav 2008 7 27 0.4%
11 Hurricane Frances 2004 7 43 0.6%
12 UK Floods 2007 7 23 0.3%
13 Hurricane Jeanne 2004 6 50 0.8%
14 Windstorm Kyrill 2007 6 37 0.6%
15 Canterbury, NZ Earthquake* 2010 5 138 2.8%
Top 15 - AXIS Mean Market Share 1.2%
U.S. Events - AXIS Mean Market Share 1.0%
Non-U.S. Events - AXIS Mean Market Share 1.4%
  * Denotes events for which industry loss estimates are not currently reliable.  Modeling agencies have historically underestimated large catastrophe losses in initial estimates often due to exclusion of key loss elements.
(1)
Midpoint of AIR range of total estimated insured losses ($20-$30Bn) as of March 25, 2011.
(2)
AXIS market share calculated using midpoint of net loss estimate range.

0%
20%
40%
60%
80%
100%
120%
Company A 73.6%
AXIS 82.3%
Company B 83.7%
Company C 89.0%
Company D 89.8%
Company E 90.0%
Peer Average Excluding AXIS 91.4%
Company F 91.9%
Company G 92.0%
Company H 92.7%
Company I 95.0%
Company J 98.1%
Company K 99.1%
Company M 101.5%

12 12
AXIS Underwriting Outperformance
Average P&C Combined Ratio
(1)
2002-2010
Source:  Company Reports, SNL
Note:      Peers are Bermuda (re)insurers excluding Bermuda Class of 2005.
(1)          P&C operations only.   Includes corporate expenses.

Company A -5.6%
Company B 3.5%
Company C 8.4%
Peer Average Excluding AXIS 10.8%
Company D 11.2%
Company E 11.5%
Company F 12.7%
Company G 12.7%
Company H 13.2%
Company I 13.2%
Company J 14.6%
AXIS 14.6%
Company K 14.7%
Company M 19.4%
-10%
-5%
0%
5%
10%
15%
20%
25%

Excellent Long-term Value Creation
Source:  Company Reports, SNL
Note:      Peers are Bermuda (re)insurers excluding Bermuda Class of 2005.
(1)          Total Value Creation calculated as change in diluted book value per share plus cumulative declared dividends.
Total Value Creation CAGR (12/31/04 – 12/31/10)¹

14 14
The Case for a Broad P&C Market Turn
Low interest rate environment
Absence of underwriting cash flow
Deceleration of favorable reserve development
Increasing pressure on accident year loss ratios
Accumulation of recent large losses
Catastrophe model change with RMS version 11
Increasing regulatory intervention
Exit of market participants in certain lines

15 15
Property Cat Situation Overview
Accumulation of recent large losses in excess of $60B combined with  U.S.
catastrophe model change expected to positively impact upcoming renewals
February
2010
September
2010
December
2010
January
2011
February
2011
March
2011
April
2011
June/July
2011
Chile Earthquake causes $8B insured loss with substantial majority borne by reinsurance market;
Windstorm Xynthia causes $3B of estimated insured loss
Earthquake in Canterbury, NZ causes $5B of estimated insured loss
Flooding in Queensland causes $3B of estimated insured loss
Further flooding in Queensland/Victoria causes $3B - $4B of estimated insured loss
Earthquake in Christchurch, NZ causes $8B - $12B of insured loss
9.0 Magnitude earthquake strikes off coast of Japan
Japanese reinsurance renewals
U.S. reinsurance renewals
January
2012

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16 16
Leveraged to Improving Lines of Business
Line of Business
2010
GPW
% of Group
GPW Profitability Comment
Reinsurance Segment
Catastrophe $453 12%
?
Property 355 9%
Professional lines 288 8%
Credit and bond 254 7%
following global financial crisis
Liability 238 6%
Motor 149 4%
in select geographies
Engineering 68 2%
Other 30 1%
Insurance Segment
Professional lines $712 19%
Property 601 16%
Liability 228 6%
Marine 225 6%
following Deepwater Horizon
Aviation 76 2%
Terrorism 37 1%
Credit and political risk 31 1%
following global financial crisis
Other 6 0%
Consolidated Total 3,751 100%
More than 50% of
2010 GPW came from
lines impacted
positively subsequent to
global financial crisis or in
lines likely to experience
a correction following
recent large losses and
model change
Professional lines
(27% of 2010 GPW)
has shown very
favorable experience
12% of our 2010 business
on a gross basis
represents a very select
liability portfolio
($ in millions)

17 17
Underwriting Objectives - 2011
Manage risk
Maintain quality of our seasoned portfolio
Prepare to accelerate when the market turns
•
Transformation initiative to increase productivity of intellectual capital at AXIS
•
Continue to build global footprint
A&H strategic initiative
•
Primary product focus = accident, health, travel, disability and allied personal lines insurance and reinsurance
•
2011 growth from accident, catastrophe and specialty health reinsurance globally
•
Good progress in building insurance capabilities globally
•
Over 60 employees globally

18 18
Investment and Financial Objectives - 2011
Protect Book Value and Total Returns in Rising Rate Environment
Defend investment income in a low rate and spread environment
•
Maintain exposure to investment-grade spread assets
•
Manage duration
Optimize risk-adjusted returns
•
Diversify away from interest-rate sensitive assets
•
Increased exposure to equities and alternatives
Capital management
•
Maintain financial flexibility
•
Maintain strength but “right size” to opportunity
•
Dividend policy characterized by consistent increase and attractive yield

Dividends & Share Repurchases
Common Equity Raised
$ Millions

Efficient Capital Management
-$1,750
-$1,250
-$750
-$250
$250
$750
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Share Repurchases
Common Dividends
Common Equity Raised
$11
$78
$444
$102
$418
$404
$298
$820
Total Common Equity Raised $2.1
Common Dividends $0.8
Share Repurchases (authorized plan)
$1.8
Total Capital Returned $2.6
AXIS Market Value $4.4
March 23, 2011
IRR 2001-2011 YTD 17.0%
2001-2011 YTD (Billions)
(1)  Based on fully diluted shares outstanding.
(1)

20 20
The Case for AXIS
Unique underwriting skill set
•
Disciplined peer review process
Diversified platform
•
Insurance and reinsurance
•
Multiple lines and markets
Excellent financial strength
Track record of superior performance
Ideally positioned to capitalize on market opportunities